EXHIBIT 23.5

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Chell Group Corporation
Toronto, Ontario

      We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1/A (Amendment Number Three) of our report included herein dated December 27, 2000 except for notes 8 and 9, as which the date is July 9, 2001, relating to the audited financial statements of Engyro, Inc.


                                    /s/ Simione Scillia Larrow & Dowling LLC
                                    Simione Scillia Larrow & Dowling LLC

New Haven, CT
July 9, 2001